UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2026

Twenty One Capital, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42997	39-2506682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congress Avenue, Suite 500 Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

(206) 552-9859

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	XXI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 22, 2026, Raphael Zagury, the Chief Executive Officer of the Twenty One Capital, Inc. (the “Company”), presented in a fireside chat at the Mining Disrupt 2026 conference regarding the Company’s strategic priorities on operating businesses, capital allocation, mergers and acquisitions and management model. A copy of the transcript of the fireside chat is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s ability to build a Bitcoin-native operating company by combining disciplined capital allocation and risk management with investments in operating businesses, capital markets capabilities; the metrics the Company will use to measure its success; the Company’s operating and financial performance; or its ability to drive and execute its strategy and drive long-term shareholder value. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual future events, results, or achievements to be materially different from the Company's expectations and projections expressed or implied by the forward-looking statements. Important factors include, but are not limited to, those discussed under the caption “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 13, 2026 and in the Company's other filings with the SEC. Forward-looking statements speak only as of the date of this Current Report on Form 8-K and are based on information available to the Company as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update such forward-looking statements, all of which are expressly qualified by the statements in this section, whether as a result of new information, future events or otherwise, except as required by law.

Disclaimer:

The information contained in the transcript furnished as Exhibit 99.1 is a textual representation of an audio recording of the event and while efforts are made to provide an accurate transcription, there may be material errors, omissions or inaccuracies in the reporting of the substance of the audio recording. The Company does not assume any responsibility for any investment or other decisions made based upon the information provided in this transcript. Users are advised to review the audio recording and the Company’s SEC filings before making any investment or other decisions. An archived recording of the event will be available on the “Investor Relations” section of the Company’s website at https://investors.xxi.money/.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Transcript of Raphael Zagury’s fireside chat at Mining Disrupt 2026 on July 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2026

Twenty One Capital, Inc.

	By:	/s/ James Nguyen
	Name:	James Nguyen
	Title:	General Counsel and Chief Compliance Officer

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